================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                           --------------------------

                          MEDICAL SCIENCE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Texas                                           94-3123681
 (State or jurisdiction of                     (IRS Employer Identification No.)
incorporation or organization)


  4400 MacArthur Boulevard, Suite 980
       Newport Beach, California                            92660
(Address of principal executive offices)                  (Zip Code)

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

   TITLE OF EACH CLASS                      NAME OF EACH EXCHANGE ON WHICH
   TO BE SO REGISTERED:  NONE.           EACH CLASS IS TO BE REGISTERED: NONE.

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c)(1), check the following box.             [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(c)(2), check the following box.             [ ]

Securities Act registration statement file number to which this form relates:
333-37441.

Securities to be registered pursuant to Section 12(g) of the Act:

                                 Title of Class:

                      Shares of Common Stock, No Par Value


================================================================================

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         Incorporated by reference from Registrant's Securities Act of 1933 Registration Statement on Form SB-2 (File No. 333-37441), including any amendments thereto.

Item 2.  Exhibits.

         1.* The Registrant's Registration Statement on Form SB-2 (File No. 333-37441) filed on October 8, 1997, and as amended on October 29, 1997, November 13, 1997, November 19, 1997 and November 21, 1997 (the "Registration Statement").

         2.*      Amended and Restated Articles of Incorporation. Filed as
                  Exhibit 3.1 to the Registration Statement.

         3.* Articles of Amendment to the Amended and Restated Articles of Incorporation. Filed as Exhibit 3.2 to the Registration Statement.

         4.*      Amended and Restated Bylaws of the Company. Filed as Exhibit
                  3.3 to the Registration Statement.

         5.* Amendment to the Amended and Restated Bylaws of the Company. Filed as Exhibit 3.4 to the Registration Statement.

         6.* Specimen Common Stock Certificate. Filed as Exhibit 4.1 to the Registration Statement.

*    Incorporated by reference pursuant to Rule 12b-32.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            MEDICAL SCIENCE SYSTEMS, INC.



Date: November 24, 1997                     By:  /s/ Paul J. White
                                                 ------------------------------
                                                 Paul J. White
                                                 President and Chief Executive
                                                 Officer